SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                             FORM 8-K/A

                       AMENDMENT TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Amendment No. #1

        Amendment to Current Report on Form 8-K dated March 9, 1998 and filed on March 16, 1998



                      Carpenter Technology Corporation
    -------------------------------------------------------------
      (Exact Name of Registrant as specified in its charter)



      Delaware                     1-5828                   23-0458500
------------------           ----------------         ------------------
(State of Incorporation)     (Commission File No.)    (IRS Employer I.D. No.)


        101 West Bern Street, Reading Pennsylvania, 19601
        -------------------------------------------------
             (Address of principal executive offices)


Registrant's telephone number, including area code:   (610) 208-2000

The Exhibit Index is located on Page 4 of 32



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The undersigned registrant hereby amends the following item of its Form 8-K filed March 16, 1998, as set forth in the pages attached hereto to include as
Item 1 of the Exhibits the Underwriting Agreement dated March 10, 1998.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (a) and (b)  None.

     (c) Exhibits:

          Item 1.  Underwriting Agreement dated March 10, 1998.

          Item 99.  Press Release dated March 9, 1998.









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                            SIGNATURES
                            ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: March 19, 1998                   CARPENTER TECHNOLOGY
                                       CORPORATION   (Registrant)



                                       By:   s/John R. Welty
                                           -----------------------------
                                           John R. Welty
                                           Vice President
                                           General Counsel and Secretary




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